AMENDMENT NO. 16
TO
AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
OF
AIM VARIABLE INSURANCE FUNDS
     This Amendment No. 16 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (this “Amendment”) amends, effective as of February 12, 2010, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds dated as of September 14, 2005, as amended (the “Agreement”).
     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
     WHEREAS, the parties desire to amend the Agreement to change the name of Van Kampen V.I. Capital Growth Fund, Van Kampen V.I. Comstock Fund, Van Kampen V.I. Equity and Income Fund, Van Kampen V.I. Global Tactical Asset Allocation Fund, Van Kampen V.I. Global Value Equity Fund, Van Kampen V.I. Government Fund, Van Kampen V.I. Growth and Income Fund, Van Kampen V.I. High Yield Fund, Van Kampen V.I. International Growth Equity Fund, Van Kampen V.I. Mid Cap Growth Fund, Van Kampen V.I. Mid Cap Value Fund and Van Kampen V.I. Value Fund to Invesco Van Kampen V.I. Capital Growth Fund, Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Equity and Income Fund, Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund, Invesco Van Kampen V.I. Global Value Equity Fund, Invesco Van Kampen V.I. Government Fund, Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. High Yield Fund, Invesco Van Kampen V.I. International Growth Equity Fund, Invesco Van Kampen V.I. Mid Cap Growth Fund, Invesco Van Kampen V.I. Mid Cap Value Fund and Invesco Van Kampen V.I. Value Fund, respectively;
     NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:
     2. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 12, 2010.

By:	/s/ John M. Zerr
Name:	John M. Zerr
Title:	Senior Vice President

“SCHEDULE A
AIM VARIABLE INSURANCE FUNDS
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
AIM V.I. Basic Balanced Fund	Series I shares
Series II shares

AIM V.I. Basic Value Fund	Series I shares
Series II shares

AIM V.I. Capital Appreciation Fund	Series I shares
Series II shares

AIM V.I. Capital Development Fund	Series I shares
Series II shares

AIM V.I. Core Equity Fund	Series I shares
Series II shares

AIM V.I. Diversified Income Fund	Series I shares
Series II shares

AIM V.I. Dynamics Fund	Series I shares
Series II shares

AIM V.I. Financial Services Fund	Series I shares
Series II shares

AIM V.I. Global Health Care Fund	Series I shares
Series II shares

AIM V.I. Global Multi-Asset Fund	Series I shares
Series II shares

AIM V.I. Global Real Estate Fund	Series I shares
Series II shares

AIM V.I. Government Securities Fund	Series I shares
Series II shares

AIM V.I. High Yield Fund	Series I shares
Series II shares

AIM V.I. International Growth Fund	Series I shares
Series II shares

AIM V.I. Large Cap Growth Fund	Series I shares
Series II shares

AIM V.I. Leisure Fund	Series I shares
Series II shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
AIM V.I. Mid Cap Core Equity Fund	Series I shares
Series II shares

AIM V.I. Money Market Fund	Series I shares
Series II shares

AIM V.I. Small Cap Equity Fund	Series I shares
Series II shares

AIM V.I. Technology Fund	Series I shares
Series II shares

AIM V.I. Utilities Fund	Series I shares
Series II shares

Invesco V.I. Dividend Growth Fund	Series I shares
Series II shares

Invesco V.I. Global Dividend Growth Fund	Series I shares
Series II shares

Invesco V.I. High Yield Fund	Series I shares
Series II shares

Invesco V.I. Income Builder Fund	Series I shares
Series II shares

Invesco V.I. S&P 500 Index Fund	Series I shares
Series II shares

Invesco V.I. Select Dimensions Balanced Fund	Series I shares
Series II shares

Invesco V.I. Select Dimensions Dividend Growth Fund	Series I shares
Series II shares

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund	Series I shares
Series II shares

Invesco Van Kampen V.I. Capital Growth Fund	Series I shares
Series II shares

Invesco Van Kampen V.I. Comstock Fund	Series I shares
Series II shares

Invesco Van Kampen V.I. Equity and Income Fund	Series I shares
Series II shares

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund	Series I shares
Series II shares

Invesco Van Kampen V.I. Global Value Equity Fund	Series I shares
Series II shares

Invesco Van Kampen V.I. Government Fund	Series I shares
Series II shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Van Kampen V.I. Growth and Income Fund	Series I shares
Series II shares

Invesco Van Kampen V.I. High Yield Fund	Series I shares
Series II shares

Invesco Van Kampen V.I. International Growth Equity Fund	Series I shares
Series II shares

Invesco Van Kampen V.I. Mid Cap Growth Fund	Series I shares
Series II shares

Invesco Van Kampen V.I. Mid Cap Value Fund	Series I shares
Series II shares

Invesco Van Kampen V.I. Value Fund	Series I shares
Series II shares”

4